EXHIBIT 10.4



                          BERRY PLASTICS CORPORATION

                            BPC HOLDING CORPORATION

   FIRST AMENDMENT TO SECOND AMENDED AND RESTATED EXISTING CREDIT AGREEMENT

             This AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") is dated as of October [__], 2004 and entered into by and among BERRY PLASTICS CORPORATION, a Delaware corporation ("COMPANY"), BPC HOLDING CORPORATION, a Delaware corporation ("HOLDINGS"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as administrative agent (in such capacity, "ADMINISTRATIVE AGENT"), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF, JPMORGAN CHASE BANK ("JPMCB"), as syndication agent (in such capacity, "SYNDICATION AGENT"), FLEET NATIONAL BANK ("FLEET"), as Collateral Agent, Issuing Bank and Swing Line Lender and THE ROYAL BANK OF SCOTLAND AND GENERAL ELECTRIC CAPITAL CORPORATION, as co-documentation agents the "CO-DOCUMENTATION AGENTS", and is made with reference to the Second Amended and Restated Credit Agreement dated as of August 9, 2004 (the "EXISTING CREDIT AGREEMENT", and as so amended by this Amendment, the "FIRST AMENDED AGREEMENT") by and among Company, Holdings, the Lenders party thereto, Syndication Agent, Administrative Agent and the Co-Documentation Agents and the Pledge and Security Agreement dated as of July 22, 2002 (the "PLEDGE AND SECURITY AGREEMENT") by and among Company, and the other Grantors party thereto and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Credit Agreement or if not defined therein, as in the Pledge and Security Agreement.

                                   RECITALS

             WHEREAS, Company, Holdings and Requisite Lenders executing this Amendment desire to amend certain of the terms and provisions of the Existing Credit Agreement and the Pledge and Security Agreement as set forth below to permit Fifth Third Bank, an Ohio banking corporation ("FIFTH THIRD") to assume the role of Administrative Agent and GSCP to resign as Administrative Agent, in each case, effective as of the Effective Time (as defined below);

             NOW,   THEREFORE,   in  consideration  of  the  premises  and  the
agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.   GLOBAL AMENDMENT

             Company hereby appoints Fifth Third as Administrative Agent in respect of the First Amended Agreement, and accordingly, each reference in the Existing Credit Agreement and the Pledge and Security Agreement to "Goldman Sachs Credit Partners L.P." or "GSCP", in its capacity as Administrative Agent, is hereby amended by substituting therefor "Fifth Third".










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SECTION 2.   AMENDMENTS TO THE EXISTING CREDIT AGREEMENT

       2.1   AMENDMENTS TO SECTION 1: DEFINITIONS.

             The definition  of "Adjusted Eurodollar Rate" is hereby amended by
(i) deleting "JPMCB" and substituting therefor "Fifth Third" and (ii) deleting "the applicable Loan of the Administrative Agent, in its capacity as Lender", from the fifth line from the bottom of the existing definition and substituting therefor "$5,000,000".

             The definition of "Business Day" is hereby amended by deleting "New York" and substituting therefor "Ohio".

             The definition of "Federal Funds Effective Rate" is hereby amended by deleting ", in its capacity as Lender," from the second line from the bottom of the existing definition.

             The following definition is added to Section 1 in appropriate alphabetical order:

             "FIFTH THIRD" means Fifth Third Bank, an Ohio banking corporation.

       2.2   AMENDMENT TO SECTION 2: LOANS AND LETTERS OF CREDIT.

             Section 2.8(b) is hereby amended by deleting each reference therein to "GSCP" and substituting therefor "Fifth Third".

       2.3   AMENDMENTS TO SECTION 9: AGENTS.

             Section 9.8(a) is hereby amended by deleting the first two sentences thereof and substituting therefor the following:

             "Subject  to  the  appointment  and  acceptance   of  a  successor
Administrative Agent or successor Collateral Agent, as applicable, as provided in this paragraph, each of Administrative Agent and Collateral Agent may resign at any time by giving prior written notice thereof to Lenders and Company, and each of Administrative Agent and Collateral Agent may be removed at any time with or without cause by an instrument or concurrent instruments in writing
delivered  to  Company  and  Administrative  Agent  or  Collateral   Agent,  as
applicable, and signed by Requisite Lenders. Upon any such notice of resignation or any such removal, Requisite Lenders shall have the right, upon five Business Days' notice to Company, to appoint a successor Administrative Agent or Collateral Agent with Company's consent (not to be unreasonably withheld) unless an Event of Default has occurred and is continuing or such successor is a Lender, in each of which cases Company's consent need not be obtained. In each case, if no successor shall have been so appointed by Requisite Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent or retiring Collateral Agent, as applicable,

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gives notice of its resignation, then the retiring Administrative Agent may, on behalf of Lenders, appoint a successor Administrative Agent or successor Collateral Agent, as applicable."

SECTION 3.   AMENDMENT TO THE PLEDGE AND SECURITY AGREEMENT

       3.1   AMENDMENTS TO SECTION 1: DEFINITIONS; GRANT OF SECURITY.

             The definition of "Secured Parties" in the Pledge and Security Agreement is hereby deleted in its entirety and replaced with the following:

             "SECURED  PARTIES"  means  the  Agents,  Lenders  and  the  Lender
Counterparties and shall include all former Agents, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.

SECTION 4.   CONDITIONS TO EFFECTIVENESS

             Anything herein to the contrary notwithstanding, Sections 1, 2 and 3 of this Amendment shall become effective only upon the prior or concurrent satisfaction or waiver of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "EFFECTIVE TIME"):

             (a) The Administrative Agent on behalf of the Lenders shall have received counterparts of this Amendment executed by Holdings, Company, its Guarantor Subsidiaries and the Requisite Lenders in accordance with Section 10.5(a) of the Existing Credit Agreement, and the Administrative Agent shall have received Fifth Third's acceptance of and agreement to this Amendment.

             (b) Fifth Third shall have received from Administrative Agent all forms in its possession delivered to it pursuant to Section 2.21(c) of the Existing Credit Agreement.

             (c) Fifth Third shall have received from Company any fees separately agreed and due and payable on or prior to the Effective Time.

SECTION 5.   COMPANY'S REPRESENTATIONS AND WARRANTIES

             In order to induce Lenders to enter into this Amendment and to amend the Existing Credit Agreement in the manner provided herein, Company represents and warrants to each Lender under the Existing Credit Agreement that the following statements are true, correct and complete:

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       5.1   INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT

       AGREEMENTS.

             On and as of the date hereof and the Effective Time, the representations and warranties contained in Section 4 of the Existing Credit Agreement are and will be true, correct and complete with respect to this Amendment and the First Amended Agreement as if this Amendment and the First Amended Agreement were "Credit Documents" referred to in such representations and warranties, and with the foregoing modifications such representations and warranties are incorporated herein by this reference; and the representations and warranties contained in Section 4 of the Existing Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Time to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

       5.2   ABSENCE OF DEFAULT.

             No event has occurred and is continuing that would constitute an Event of Default or a Potential Event of Default under the Existing Credit Agreement.

SECTION 6.   COMPANY ACKNOWLEDGMENT

             Each of Company, Holdings and the Guarantor Subsidiaries on the signature pages hereof hereby acknowledges and agrees that each Credit Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment.

SECTION 7.   LENDER ACKNOWLEDGEMENT

             Subject to the occurrence of the Effective Time, the Lenders hereby acknowledge and agree, effective as of the Effective Time that Fifth Third shall receive all the benefits of Section 9 of the Existing Credit Agreement, that Fifth Third has not reviewed any Credit Document with any purpose other than with the purpose of assuming the role of Administrative Agent and that the knowledge of GSCP, in its capacity as Administrative Agent prior to the Effective Time, shall not be imputed to Fifth Third.

SECTION 8.   MISCELLANEOUS

       8.1 REFERENCE TO AND EFFECT ON THE EXISTING CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

                    (i) On and after the Effective Time, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to the Existing Credit Agreement, and each reference in the other applicable Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment.

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                    (ii)  Except as specifically amended by this Amendment, the
Existing Credit Agreement and the other Credit Documents relating thereto shall remain in full force and effect and are hereby ratified and confirmed.

                    (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Existing Credit Agreement or any of the other Credit Documents relating thereto.

       8.2   HEADINGS.

             Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

       8.3   APPLICABLE LAW.

             THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

       8.4   COUNTERPARTS.

             This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

       8.5   EFFECTIVENESS.

             This Amendment shall become effective with respect to the Existing Credit Agreement upon (A) the execution of counterparts hereof by (1) Requisite Lenders (as defined in the Existing Credit Agreement), (2) Company and (3) Holdings and the other Gurantor Subsidiaries, (4) Collateral Agent and (5) Fifth Third, and (B) receipt by Company and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.



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             IN WITNESS WHEREOF, the  parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        BERRY PLASTICS CORPORATION


                                        By:  _____________________________
                                                Name:
                                                Title:


                                        BPC HOLDING CORPORATION


                                        By:  ____________________________
                                                Name:
                                                Title:




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GUARANTOR SUBSIDIARIES:

Berry Iowa Corporation
Packerware Corporation
Knight Plastics, Inc.
Berry Sterling Corporation
Berry Plastics Design Corporation
Poly-Seal Corporation
Venture Packaging, Inc.
Venture Packaging Midwest, Inc.
Berry Plastics Technical Services, Inc.
CPI Holding Corporation
AeroCon, Inc.
Pescor, Inc.
Berry Tri-Plas Corporation
Cardinal Packaging, Inc.
Landis Plastics, Inc.
Berry Plastics Acquisition Corporation II
Berry Plastics Acquisition Corporation III
Berry Plastics Acquisition Corporation V
Berry Plastics Acquisition Corporation VI
Berry Plastics Acquisition Corporation VII
Berry Plastics Acquisition Corporation VIII
Berry Plastics Acquisition Corporation IX
Berry Plastics Acquisition Corporation X
Berry Plastics Acquisition Corporation XI
Berry Plastics Acquisition Corporation XII
Berry Plastics Acquisition Corporation XIII

             By:  _____________________________
                     Name:
                     Title:


Berry Plastics Acquisition Corporation XIV, LLC
Berry Plastics Acquisition Corporation XV, LLC

             By:  _____________________________
                     Name:
                     Title:


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AGENTS AND LENDERS:

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Administrative Agent and Lender


By:   _____________________________________
       Authorized Signatory




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JPMORGAN CHASE BANK,
as Syndication Agent and Lender


By:   _____________________________________
         Name:
         Title:




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FLEET NATIONAL BANK,
as Collateral Agent, Issuing Bank, Lender and Swing Line Lender


By:  _____________________________________
        Name:
        Title:


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THE ROYAL BANK OF SCOTLAND,
as Co-Documentation Agent and Lender


By:  _____________________________________
        Name:
        Title:


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GENERAL ELECTRIC CAPITAL CORPORATION,
as Co-Documentation Agent and Lender


By:  _____________________________________
        Name:
        Title:



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Accepted and Agreed to:

FIFTH THIRD BANK,
An Ohio banking corporation



By:  _____________________________________
        Name:
        Title:




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